UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 15, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 15, 2020, Renavotio Infratech, Inc. (“RII or the “Buyer”), a Delaware corporation and wholly-owned subsidiary of Renavotio, Inc. (“Parent”), a Delaware corporation, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Utility Management Corp. (“UMC” or the “Company”), a Delaware corporation and the stockholders of the Company listed on the signature pages to the Agreement (each a “Seller” and collectively the “Sellers”), pursuant to which the Sellers agreed to issue and sell to the Buyer, and the Buyer agreed to purchase from the Sellers, all of the issue and outstanding capital stock of the Company  (the “Purchased Shares”) and the issued and outstanding limited liability interests of its wholly owned subsidiaries, Cross-Bo Construction, LLC (“Cross-Bo”), an Oklahoma limited company, and Utility Management & Construction, LLC (“UMCCO”), also an Oklahoma limited liability company.

The aggregate consideration to Sellers for the Purchased Shares shall consist of (i) Buyer’s payment of the Closing Indebtedness Payoff Amount and (ii) such number of shares of Parent common stock, par value $.0001 per share (“Parent Stock”), as shall be equal to  (x) One Million Three Hundred Thousand Dollars ($1,300,000) divided by (y) the greater of  (1) $.07 or (2) the average closing price of  share of Parent Stock on the over the counter market (“OTC”) for the ten (10) trading days immediately prior to the Closing Date (the “Share Consideration”). Seventy-five percent (75%) of the number of shares constituting the Share Consideration shall be delivered to Seller as part of the Closing Consideration per Section 1.3 below (the “Closing Shares”) and Twenty-five percent (25%) of the number of shares constituting the Share Consideration  (the “Holdback Shares”) shall be held back by Buyer to secure Seller’s indemnity obligations pursuant to Article VI of this Agreement and shall be released to Seller in accordance with such Article VI. Any Holdback Shares not canceled in accordance with Article VI of this Agreement shall be released to Seller upon the expiration of one (1) year from the Closing Date.

The July 15, 2020 securities purchase agreement is attached to this Current Report on Form 8-K as exhibits 4.1,  respectively and incorporated herein by reference.  The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.03 are incorporated into this Item 3.02 by reference.

The issuance of the convertible promissory note was made in reliance on exemption from registration pursuant to Section 4(2) of Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was not public offering.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Stock purchase agreement in favor of Renavotio Infratech, Inc., dated July 15, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2020	By:	/s/ William Robinson
William Robinson
CEO, Secretary, and Director

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